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Consent of Ernst & Young LLP                                        Exhibit 23.2


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 1, 2001 in the Registration Statement (Form S-1 No. 333-93399) and related Prospectus of Reef Global Energy Ventures dated April 6, 2001.


                                                           /s/ Ernst & Young LLP

Dallas, Texas
April 5, 2001